EXHIBIT 10.1

CONSENT AND AMENDMENT AGREEMENT
This CONSENT AND AMENDMENT AGREEMENT (this “Agreement”), dated as of June 29, 2018, is among CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), CATCHMARK TIMBER TRUST, INC., a Maryland corporation (“CatchMark Timber”), TIMBERLANDS II, LLC, a Delaware limited liability company (“Timberlands II”), CATCHMARK TIMBER TRS, INC., a Delaware corporation (“CatchMark TRS”), and each of the other Loan Parties party hereto, the various financial institutions party hereto (collectively, the “Lenders”), and COBANK, ACB, as the Administrative Agent (the “Administrative Agent”) under the Credit Agreement (as defined below). All capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, CatchMark Timber, Timberlands II, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, on May 14, 2018, Timberlands II became the sole member of Creek Pine Holdings, LLC, a Delaware limited liability company (“CPH”), designated CPH a Permitted JV Investment Subsidiary pursuant to the Credit Agreement, and pledged all of the Equity Interests of CPH to the Administrative Agent for the benefit of the Lenders as required under the Credit Agreement;
WHEREAS, on May 14, 2018, CPH entered into that certain Crown Pine Purchase Agreement, dated as of May 14, 2018, by and among Crown Pine Parent, L.P., Crown Pine REIT, Inc., GPT1 LLC, Crown Pine Timber 1, L.P., and CPH (the “Caddo Purchase Agreement”), pursuant to which CPH will purchase the Partnership Interests (as defined in the Caddo Purchase Agreement) at the Closing (as defined in the Caddo Purchase Agreement) (the purchase of the Partnership Interests at the Closing shall hereinafter be referred to as the “Caddo Transaction”);
WHEREAS, on May 15, 2018 the Borrower requested, and on May 18, 2018 the Borrower was advanced, a Borrowing of a Multi-Draw Term Loan in the amount of $30,000,000, which amount was paid as an earnest money deposit (the “Earnest Money”) on behalf of CPH pursuant to the Caddo Purchase Agreement, and in connection therewith the Borrower delivered to the Administrative Agent an Escrow Deposit Certificate, pursuant to which the Borrower made certain representations and warranties relating to the Earnest Money;
WHEREAS, at the Closing, CPH will assign its interest in the Caddo Purchase Agreement and certain other agreements related to the transactions contemplated therein to which CPH is a party to one or more Affiliates, and CPH shall be released from all liabilities and obligations arising thereunder;
WHEREAS, on the Effective Date (as defined in Article VI hereof), CatchMark TRS will become the sole member of CTT Employee, LLC (“CTT Employee”);
WHEREAS, on the Effective Date, CTT Employee shall be joined as a Loan Party, Subsidiary Guarantor and Guarantor under and as defined in the Credit Agreement, and joined in various other capacities to the other Loan Documents, in each case, pursuant to a joinder agreement and other Joinder Documents;
WHEREAS, CTT Employee intends to employ certain individuals currently employed by the Borrower or its Affiliates;
WHEREAS, at the Closing, CPH intends to become the sole member of Triple T GP, LLC (“Triple T GP”), and CatchMark TRS intends to become the sole member of CatchMark TRS Creek Management, LLC (“Creek Management”);
WHEREAS, at the Closing, each of CPH, Triple T GP and Creek Management intend to join as Loan Parties, Subsidiary Guarantors and Guarantors under and as defined in the Credit Agreement, and join in various other capacities to the other Loan Documents, in each case, pursuant to a joinder agreement and other Joinder Documents;

WHEREAS, upon the consummation of the Caddo Transaction, Triple T GP intends to be the general partner of TexMark Timber Treasury, L.P. (the “Joint Venture”), CPH intends to own a portion of the limited partnership interests of the Joint Venture, and Creek Management intends to manage the JV Real Property owned by one or more Subsidiaries of the Joint Venture, pursuant to the Asset Management Agreement (as defined in the JV Agreement (as defined below));
WHEREAS, upon the consummation of the Caddo Transaction, the Borrower will designate the Joint Venture as a Permitted Joint Venture under and as defined in the Credit Agreement, and each of Triple T GP and CPH intends to pledge their respective Equity Interests in the Joint Venture to the Administrative Agent for the benefit of the Lender Parties;
WHEREAS, in connection with the Caddo Transaction, the Borrower has advised the Administrative Agent and the Lenders that (i) upon the consummation of the Caddo Transaction, Triple T GP, as the general partner of the Joint Venture, will have Contingent Liabilities in respect of the Joint Venture arising solely by operation of Delaware limited partnership law (and the JV Agreement (as defined below)) due to its status as the general partner of the Joint Venture, (ii) at the Closing, Triple T GP and CPH intend to enter into a certain Amended and Restated Limited Partnership Agreement of TexMark Timber Treasury, L.P., as in effect at Closing and as amended or otherwise modified to the extent permitted by Section 7.2.10 of the Credit Agreement (the “JV Agreement”), and (iii) at the Closing, Creek Management intends to enter into the Asset Management Agreement;
WHEREAS, pursuant to Section 7.2.2 of the Credit Agreement, no Loan Party or Subsidiary of any Loan Party is permitted to create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness (including Contingent Liabilities), other than certain exceptions not applicable in this instance;
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to Triple T GP having Contingent Liabilities in respect of the Joint Venture, provided that such Contingent Liabilities arise solely by operation of Delaware limited partnership law due to Triple T GP’s status as the general partner of the Joint Venture and the JV Agreement;
WHEREAS, the Administrative Agent and the Lenders are willing, subject to the terms and conditions hereinafter set forth herein, to give such consent;
WHEREAS, the parties hereto have agreed to certain other amendments to the Credit Agreement;
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lenders to continue to extend credit to the Borrower under the Credit Agreement, the parties hereto agree:
ARTICLE I

RECITALS

The recitals set forth above are hereby incorporated into this Agreement as if set forth at length herein.

ARTICLE II

CONSENT

Effective as of the Effective Date, the Administrative Agent and the Lenders hereby consent to Triple T GP having Contingent Liabilities in respect of the Joint Venture, provided that such Contingent Liabilities arise solely by operation of Delaware limited partnership law due to Triple T GP’s status as the general partner of the Joint Venture and the JV Agreement, provided that (A) Triple T GP shall at all times (I) hold itself out to the public as a legal entity separate and distinct from any other Person (including the other Loan Parties and TexMark Timber Treasury, L.P.), (II) correct any known misunderstanding regarding its status as a separate entity, and (III) conduct and operate its business in its own name and not identify itself or any of its Affiliates as a division or part of the other, (B) Triple T GP shall be a holding company at all times, (C) Triple T GP shall not create, incur, assume, or suffer to exist, or otherwise become liable in respect of any Indebtedness (other than Indebtedness of Triple T GP expressly permitted pursuant to the terms of this Agreement, and Indebtedness of Triple T GP permitted pursuant to Sections 7.2.2(a), 7.2.2(b), 7.2.2(c), 7.2.2(d), and 7.2.2(h) of the Credit Agreement), (D) Triple T GP shall not merge into any other Person (including any Loan Party) without the prior consent of the Administrative Agent in its sole discretion, (E) Triple T GP shall not be a Landholder at any time, (F) Triple T GP shall not own any Real Property, (G) no Loan Party or any Subsidiary of any Loan Party shall be permitted to make dividends, distributions, or any other payments, loans, advances, contributions, or other transfer of funds or property to Triple T GP; and (H) Triple T GP shall not own any Investments other than pursuant to the JV Agreement.

ARTICLE III
AMENDMENTS

SECTION 3.1.	Cross references. All references in the Credit Agreement to “Section 7.2.5(vii)” are hereby replaced, with retroactive effect to December 1, 2017, with “Section 7.2.5(a)(vii)”.

SECTION 3.2.     Definitions.
SECTION 3.2.1     Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order:
“Creek Management” means CatchMark TRS Creek Management, LLC, a Delaware limited liability company.
“CTT Employee” means CTT Employee, LLC, a Delaware limited liability company.
“LIBOR Replacement Rate” is defined in Section 4.2(b).
“LIBOR Scheduled Unavailability Date” is defined in Section 4.2(b).
“Maximum Rate” is defined in Section 4.7(d).
“Triple T GP” means Triple T GP, LLC, a Delaware limited liability company.
SECTION 3.2.2    The definition of “Base Rate” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such definition as follows:
““Base Rate” means the rate per annum determined by the Administrative Agent on the first business day of each week, which shall be the highest of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus one half of one percent (0.50%) and (c) 1.50% greater than the One-Month LIBOR (rounded upward, if necessary, to the next whole multiple of 1/100th of 1.00%).  For purposes of this definition of “Base Rate”, (x) the “Prime Rate” means a variable rate of interest per annum equal to the “U.S. prime rate” as reported on such day in the Money Rates Section of the Eastern Edition of The Wall Street Journal, or, if the Eastern Edition of The Wall Street Journal is not published on such day, such rate as last published in the Eastern Edition of The Wall Street Journal, and (y) the “One-Month LIBOR” means LIBOR determined on a daily basis for an Interest Period of one (1) month; provided that, in no event shall the Base Rate be less than 0.00%;  provided further that, (i) if the Prime Rate is no longer available, the “Prime Rate” shall be calculated as the Administrative Agent shall select in its sole discretion; and (ii) if the circumstances described in clauses (i), (ii) or (iii) of Section 4.2(b) shall apply, until such time as a LIBOR Replacement Rate is determined in accordance with Section 4.2(b), the Base Rate shall be calculated as though the One-Month LIBOR is zero.”
SECTION 3.2.3    The definition of “CatchMark TRS” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such definition as follows:
“CatchMark TRS” means CatchMark Timber TRS, Inc. (f/k/a Wells Timberland TRS, Inc.), a Delaware corporation.”

SECTION 3.2.4    The definition of “JV Credit Conditions” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (a)(c) of such definition as follows:
“(c) dated not more than one year prior to the last day of the most recent Fiscal Quarter or Fiscal Year for which a Compliance Certificate has been delivered”
SECTION 3.2.5    The definition of “LIBOR” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such definition as follows:
““LIBOR” means, subject to Section 4.2, for each applicable Interest Period, a fixed annual rate equal to: (a) the rate of interest determined by the Administrative Agent at which deposits in U.S. dollars for the relevant Interest Period are offered as reported by Bloomberg Information Services (or any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time, for the purpose of providing quotations of interest rates applicable to dollar deposits in the London interbank market) (the “Service”) as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period, divided by (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the F.R.S. Board) which are required to be maintained by a member bank of the Federal Reserve System (including, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect); provided, however, (i) LIBOR for the Initial Interest Period (if applicable) shall be the rate determined based on a linear interpolation between (a) LIBOR for an interest period that is the next shortest interest period reported by the Service to the duration of the Initial Interest Period and (b) LIBOR for an interest period that is the next longest interest period reported by the Service to the duration of the Initial Interest Period; (ii) LIBOR shall not be less than zero; and (iii) LIBOR shall be adjusted as set forth in Section 3.2.4 for Multi-Draw Term Loans and Term Loans bearing interest at LIBOR.”
SECTION 3.2.6 The definition of “Permitted Joint Venture Investment Documentation” in Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)Clause (e) of such definition is hereby amended and restated as follows:
“(e)    in the case of any Permitted Joint Venture (First-Tier), Permitted JV Investment Subsidiary, or Shell Subsidiary, if requested by the Administrative Agent, search reports certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to unless otherwise consented to by the Administrative Agent in its sole discretion) the date of the applicable Investment, listing all effective U.C.C. financing statements, federal and state tax Liens, and judgment Liens which name the direct owners of such Permitted Joint Venture (First Tier) or which name such Permitted JV Investment Subsidiary and its direct owners or such Shell Subsidiary and its direct owners, if applicable, as the debtor, and which are filed in such jurisdictions as the Administrative Agent may reasonably request, together with copies of such financing statements;”
(b)Clause (h) of such definition is hereby amended and restated as follows:
“(h)    all other reasonable and timely requests of the Administrative Agent that the Administrative Agent and Borrower mutually agree are necessary and appropriate with respect to such Permitted Joint Venture, Permitted JV Investment Subsidiary, or Shell Subsidiary, such Loan Party’s Investment in such Permitted Joint Venture, Permitted JV Investment Subsidiary, or Shell Subsidiary, or the transactions related thereto.”
SECTION 3.2.7     The definition of “Permitted JV Investment Subsidiary” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such definition as follows:

““Permitted JV Investment Subsidiary” means any wholly-owned, direct, Domestic Subsidiary of any Loan Party so designated by prior written notice to the Administrative Agent by the Borrower; provided that, (a) no such Subsidiary shall own, hold, acquire or otherwise have any rights in any Equity Interests of any Person other than a Permitted Joint Venture (Lower-Tier) and a Person qualifying as a Shell Subsidiary under clause (a) of the definition thereof; (b) (i) no such Subsidiary shall own, hold, acquire or otherwise have any rights in any InvestLine Account or securities, deposit or commodities accounts other than (A) accounts with an aggregate daily balance and inter-daily balance for all such accounts of all such Subsidiaries of less than $50,000 at all times and (B) accounts holding any Credit Support amount not in excess of the Permitted Escrow Amount, (ii) the aggregate capital contributions to or capital accounts or balances of all such Subsidiaries shall be less than the sum of (A) $50,000 in the aggregate at all times and (B) any Credit Support amount not in excess of the Permitted Escrow Amount, and (iii) the aggregate fair market or book value of all assets owned or held by or otherwise subject to any rights of any such Subsidiaries shall be less than the sum of (A) $50,000 in the aggregate at all times and (B) any Credit Support amount not in excess of the Permitted Escrow Amount; provided that, with respect to clauses (i), (ii), and (iii), for not more than five (5) Business Days (or such longer period of time as the Administrative Agent may approve in its sole discretion) prior to the date on which the Borrower reasonably believes that an Investment permitted by Section 7.2.5(vii) will be consummated, the aggregate account balances, capital contributions and value of assets of the applicable Permitted JV Investment Subsidiary may be in such amounts as would be consistent with such Investment and subject to limitations of such Investment; (c) other than as permitted by Section 7.2.2(g) or (h), no Loan Party or Subsidiary of any Loan Party shall create, incur, assume or suffer to exist or otherwise become liable in respect of any Indebtedness or Contingent Liability owed to or on behalf of any such Permitted JV Investment Subsidiary or any of its Subsidiaries, and (d) all such Subsidiaries shall either be (i) converted into a Permitted Joint Venture (First-Tier)

or (ii) joined to the Loan Documents as a Subsidiary Guarantor, in each case, within the earlier of (x) 90 days of the date such Subsidiary was established or otherwise acquired by any Loan Party (or such later date as the Administrative Agent may agree in its sole discretion) and (y) the consummation of the transaction associated with any Credit Support held by, credited to or issued for the account of such Permitted JV Investment Subsidiary or any of its Subsidiaries (or such longer period of time as Administrative Agent may approve in its sole discretion).”

SECTION 3.2.8     The definition of “Permitted JV Value of the Timberlands” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such definition as follows:

““Permitted JV Value of the Timberlands” means, for each Permitted Joint Venture (First-Tier), with respect to its JV Real Property and the JV Real Property of any of its Subsidiaries, the appraised value thereof as determined by the most recently delivered appraisals or appraisal updates or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to Section 7.3.6 or Section 7.3.7; provided, however, that such value shall be reduced upon one or more Dispositions of JV Real Property in the aggregate in excess of 1.5% of the aggregate Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis since the most recently delivered appraisal or appraisal update or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to Section 7.3.6 or Section 7.3.7 and may be increased upon one or more acquisition of any JV Real Property in the aggregate in excess of 1.5% of the aggregate Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis since the most recently delivered appraisal or appraisal update or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to Section 7.3.6 or Section 7.3.7, in each case, as such value is calculated and reported on behalf of such Permitted Joint Venture in accordance with Section 7.3.6 and Section 7.3.7.”
SECTION 3.2.9     The definition of “Shell Subsidiary” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such definition as follows:

““Shell Subsidiary” means (a) any wholly-owned, Domestic Subsidiary of any Loan Party so designated by prior written notice to the Administrative Agent by the Borrower; provided that, (i) no such Subsidiary shall own, hold, acquire or otherwise have any rights in any Equity Interests of any Person unless such Person is also a Shell Subsidiary, (ii) no such Subsidiary shall own, hold, acquire or otherwise have any rights in any InvestLine Account or securities, deposit or commodities accounts other than (A) accounts with an aggregate daily balance and inter-daily balance for all such accounts of all such Subsidiaries of less than $50,000 at all times and (B) in the case of a Shell Subsidiary who is a direct Subsidiary of a Loan Party, accounts holding any Credit Support amount not in excess of the Permitted Escrow Amount, (iii) other than as permitted by Section 7.2.2(g) or (h), no Loan Party or Subsidiary of any Loan Party shall create, incur, assume or suffer to exist or otherwise become liable in respect of any Indebtedness or Contingent Liability owed to or on behalf of any such Subsidiary, (iv) the aggregate capital contributions to or capital accounts or balances of all such Subsidiaries shall be less than the sum of (A) $50,000 in the aggregate at all times and (B) in the case of a Shell Subsidiary who is a direct Subsidiary of a Loan Party, any Credit Support amount not in excess of the Permitted Escrow Amount, (v) the aggregate fair market or book value of all assets owned or held by or otherwise subject to any rights of any such Subsidiaries shall be less than the sum of (A) $50,000 in the aggregate at all times and (B) in the case of a Shell Subsidiary who is a direct Subsidiary of a Loan Party, any Credit Support amount not in excess of the Permitted Escrow Amount, and (vi) all such Subsidiaries shall be (A) dissolved or otherwise disposed of by means and subject to terms and conditions approved by the Administrative Agent in its sole discretion, (B) joined to the Loan Documents as a Subsidiary Guarantor, or (C) converted to a Permitted Joint Venture (Lower-Tier) as permitted by Section 7.2.9(o), in each case, within the earlier of (x) 90 days of the date such Subsidiary was established or otherwise acquired directly or indirectly by the Borrower or any Subsidiary Guarantor and (y) the consummation of the transaction associated with any Credit Support held by, credited to or issued for the account of such Shell Subsidiary (or, in each case, such longer period of time as Administrative Agent may approve in its sole discretion), or (b) any Permitted JV Investment Subsidiary.  Notwithstanding the above, the Administrative Agent may in its sole discretion extend the scope of subclause (B) in clauses (a)(ii), (a)(iv) and (a)(v) of this definition to any Shell Subsidiary who is a direct or indirect, wholly-owned Subsidiary of a Permitted JV Investment Subsidiary and who is identified by the Administrative Agent in writing as being subject to such extended scope.”

SECTION 3.2.10 The definition of “Value of the Timberlands” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating such definition as follows:

““Value of the Timberlands” means (a) with respect to the Real Property, the appraised value thereof as determined by the most recently delivered appraisals or appraisal updates, including any appraisal delivered pursuant to Section 5.2.2 or report updating the Value of the Timberlands pursuant to Section 7.1.11(x) or (w); provided, however, that such value shall be reduced upon any one or more Dispositions of Real Property in the aggregate in excess of 1.5% of the aggregate Value of the Timberlands since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to Section 7.1.11(x) or (w) and may be increased upon any one or more acquisitions of any Real Property in the aggregate in excess of 1.5% of the aggregate Value of the Timberlands since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to Section 7.1.11(x) or (w), in each case, as such value is calculated and reported by the Landholders in accordance with Section 7.1.11(x) and (w) plus (b) the Aggregate Modified Permitted JV Value of the Timberlands.”

SECTION 3.3.
Letters of Credit Revolver. Section 2.1.2(a)(i) of the Credit Agreement is hereby amended by replacing “(other than a Permitted JV Investment Subsidiary)” with “(other than a Permitted JV Investment Subsidiary and any Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary)”.

SECTION 3.4.     LIBOR Unavailability. Section 4.2 of the Credit Agreement is hereby amended and restated as follows:

“SECTION 4.2. LIBOR Unavailability.
(a)    Inability to Determine Rates. If (i) the Administrative Agent shall have determined or been instructed by the Required Lenders that adequate means do not exist for adequately and fairly determining the cost to the Lenders or do not adequately cover the costs of such Lenders of making or maintaining LIBOR Loans or calculating the same or (ii) the LIBOR Scheduled Unavailability Date has occurred then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Article II to make or continue any Loans as, or to convert any Loans into, LIBOR Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.
(b)    LIBOR Replacement Rate. Notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, but without limiting Section 4.2(a) above, if the Administrative Agent shall have determined (which determination shall be final and conclusive and binding upon all parties hereto absent manifest error), or the Borrower or the Required Lenders notify the Administrative Agent (with in the case of the Required Lenders, a copy to the Borrower) that the Borrower or the Required Lenders (as applicable) shall have determined (which determination likewise shall be final and conclusive and binding upon all parties hereto absent manifest error), that (i) the circumstances described in Section 4.2(a)(i) have arisen and that such circumstances are unlikely to be temporary, (ii) the relevant administrator of LIBOR or a Governmental Authority having or purporting to have jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which LIBOR shall no longer be made available, or used for determining interest rates for loans in the applicable currency (such specific date, the “LIBOR Scheduled Unavailability Date”), or (iii) syndicated credit facilities among national and/or regional banks active in leading and participating in such facilities currently being executed, or that include language similar to that contained in this Section 4.2(b), are being executed or amended (as applicable) to incorporate or adopt a new interest rate to replace LIBOR for determining interest rates for loans in the applicable currency, then, reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with an alternate rate of interest, giving due consideration to any evolving or then existing convention for similar Dollar denominated syndicated credit facilities for such alternative rates of interest (any such proposed rate, a “LIBOR Replacement Rate”), and make such other related changes to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 4.2(b) (provided, that any definition of the LIBOR Replacement Rate shall specify that in no event shall such LIBOR Replacement Rate be less than zero for purposes of this Agreement) and any such amendment shall become effective at 3:00 p.m. (New York City time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such amendment. The LIBOR Replacement Rate shall be applied in a manner consistent with market practice; provided that, in each case, to the extent such market practice is not administratively feasible for the Administrative Agent, such LIBOR Replacement Rate shall be applied as otherwise reasonably determined by the Administrative Agent and the Borrower (it being understood that any such modification to application by the Administrative Agent made as so determined shall not require the consent of, or consultation with, any of the Lenders). For the avoidance of doubt, the parties hereto agree that unless and until a LIBOR Replacement Rate is determined and an amendment to this Agreement is entered into to effect the provisions of this Section 4.2(b), if the circumstances under clauses (i) and (ii) of this Section 4.2(b) exist, the provisions of Section 4.2(a) shall apply.”

SECTION 3.5.	Maximum Rate. Section 4.7 of the Credit Agreement is hereby amended by inserting the following as a new Section 4.7(d):
“(d)    Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.”

SECTION 3.6.
Revolving Loans. Section 4.10(b) of the Credit Agreement is hereby amended by replacing “(other than a Permitted JV Investment Subsidiary)” with “(other than a Permitted JV Investment Subsidiary and any Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary)”.

SECTION 3.7.     Timber Operations. Section 6.10(d) of the Credit Agreement is hereby amended and restated as follows:
“(d)    Except (i) as disclosed in Item 6.10(d) (“Timber Operations”) of the Disclosure Schedule, (ii) for Liens permitted by Section 7.2.3, and (iii) for cutting contracts entered into in the ordinary course of business, no Person, individually or together with any other Person, other than the Landholders has any right to conduct timbering operations in excess of the Material Threshold in the aggregate on the Real Property or any right, title or interest in and to any Timber in excess of the Material Threshold in the aggregate located thereon.”
SECTION 3.8.     Purpose. Section 6.24.1 of the Credit Agreement is hereby amended as follows:

SECTION 3.8.1     The following is inserted as a new Section 6.24.1(i):
“(i)    The only business that CTT Employee conducts or will conduct will be (i) employing certain individuals and (ii) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing.”
SECTION 3.8.2     The following is inserted as a new proviso at the end of Section 6.24.1:
“provided, however, that (i) Creek Management shall be permitted to manage JV Real Property owned by Permitted Joint Ventures, and (ii) Triple T GP shall be permitted to act as the general partner of TexMark Timber Treasury, L.P. in accordance with the terms and provisions of the Organizational Documents of TexMark Timber Treasury, L.P. in substantially the form provided to the Administrative Agent on May 14, 2018 and as amended or otherwise modified to the extent permitted by Section 7.2.10.”

SECTION 3.9.	Tax Return. Section 6.24.3 of the Credit Agreement is hereby amended by amending and restating the last sentence of such section as follows:
“Each Loan Party or Subsidiary of any Loan Party established or otherwise acquired after the Effective Date (other than CTT Employee) shall be identified as a QRS Subsidiary or TRS Subsidiary in the applicable Joinder Agreement.”

SECTION 3.10.	Further Assurances; Additional Collateral; Additional Loan Parties. Section 7.1.9(d)(ii) of the Credit Agreement is hereby amended and restated as follows:
“(ii)    prior to (i) such event, transaction or date as would result in a Shell Subsidiary or its parent no longer qualifying as a Shell Subsidiary (other than as part of a Disposition of the same), or (ii) such establishment or acquisition of a Subsidiary not designated as a Shell Subsidiary (or, in each case, such later time as the Administrative Agent may agree to in its sole discretion), copies or originals, as applicable, of the final, fully executed Joinder Documents. For the avoidance of doubt, this clause (ii) shall not apply in the event a Permitted JV Investment Subsidiary or a Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary converts into a Permitted Joint Venture in accordance with the terms hereof.”
SECTION 3.11.     Updated Value of the Timberlands. Section 7.1.11(w) and (x) are hereby amended and restated as follows:
“(w)    Updated Value of the Timberlands. Upon the sale of any Real Property by any Landholder for an amount greater than 1.5% of the aggregate Value of the Timberlands in connection with a single sale or in the aggregate (including all sales by any Landholder) since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to Section 7.1.11(x) or this Section 7.1.11(w)), promptly but in no event later than one (1) Business Day after such sale (or such later date as the Administrative Agent may agree in its sole discretion), the Landholders shall deliver to the Lenders a report updating the Value of the Timberlands. The Value of the Timberlands set forth in such reports shall be calculated by reducing the Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.1.11(h) or report updating the Value of the Timberlands pursuant to Section 7.1.11(x) or this Section 7.1.11(w) by the gross proceeds received by the Landholder with respect to the sale of the Real Property so sold. Upon the acquisition of any Real Property by any Landholder for an amount greater than 1.5% of the aggregate Value of the Timberlands in connection with a single purchase or in the aggregate (including all acquisitions by all Landholders) since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to Section 7.1.11(x) or this Section 7.1.11(w), the Landholders may deliver to the Lenders a report updating the Value of the Timberlands; provided that, (i) such acquisition is permitted pursuant to the terms of this Agreement and (ii) the Loan Parties have complied with the terms of and all requests of the Administrative Agent made pursuant to the Loan Documents, including, without limitation, Sections 7.1.9 and 7.2.8 of this Agreement with respect to such Real Property. The Value of the Timberlands set forth in such reports shall be calculated by increasing the Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.1.11(h) or report updating the Value of the Timberlands pursuant to Section 7.1.11(x) or this Section 7.1.11(w) by the Cost Basis of the Real Property acquired.
(x)    Termination of Timber Leases. If no Event of Default has occurred and is continuing or would be reasonably expected to result from the taking of any actions pursuant to this clause, permission is hereby granted by the Lenders to the applicable Landholder to terminate PLM Leases or portions of the LTC Lease or other Timber Lease (other than Timber Deeds) on the terms and conditions set forth in this Agreement; provided, that (i) any such termination shall not result in a violation of Section 7.2.4, (ii) such Landholder shall notify the Administrative Agent in writing of each such termination, which written notification will include Timber Lease Termination Proceeds received in connection with such termination, (iii) all related Timber Lease Termination Proceeds shall be applied as provided in Section 3.1.2, and (iv) to the extent Timber Lease Termination Proceeds exceed 1.5% of the aggregate value of the Timberlands in connection with the termination of a single Timber Lease or a single portion of the LTC Lease, or in the aggregate (including all terminations by any Landholder) since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to this Section 7.1.11(x) or Section 7.1.11(w), the Landholders shall deliver to the Lenders a report updating the Value of the Timberlands by reducing the Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.1.11(h) or report updating the Value of the Timberlands pursuant to this Section 7.1.11(x) or Section 7.1.11(w) by the Timber Lease Termination Proceeds received.”
SECTION 3.12.     Indebtedness. Section 7.2.2 of the Credit Agreement is hereby amended as follows:

SECTION 3.12.1 Clause (ii) of Section 7.2.2(g) and the proviso of Section 7.2.2(g) of the Credit Agreement is hereby amended and restated as follows:

“(ii) Contingent Liabilities of (1) any Permitted JV Investment Subsidiary with regard to the obligations of a Permitted Joint Venture or Shell Subsidiary, in each case, which is a Subsidiary of such Permitted JV Investment Subsidiary and (2) CatchMark Timber with regard to the obligations of a Permitted JV Investment Subsidiary, Shell Subsidiary, or a Permitted Joint Venture, in each case of clauses (1) and (2), pursuant to any letter of intent or purchase agreement (or mandate or commitment letter regarding the financing thereof) arising in connection with a transaction which, if consummated, would be permitted by Section 7.2.5(a)(vii); provided that, (x) such Contingent Liabilities will be unsecured or will be secured solely by Credit Support that does not exceed in the aggregate the Permitted Escrow Amount with respect to such transaction and (y) unless otherwise agreed by the Administrative Agent in its sole discretion, such Contingent Liabilities will terminate with respect to CatchMark Timber no later than the consummation of such transaction.”

SECTION 3.12.2 Section 7.2.2(h) is hereby amended and restated as follows:

“(h)    Contingent Liabilities of any Loan Party, Shell Subsidiary, or Permitted JV Investment Subsidiary arising pursuant to (x) the Organizational Documents of any Permitted Joint Venture or Shell Subsidiary in respect of capital calls or other similar investments, so long as, either: (i) such investments would, if consummated, be permitted by Section 7.2.5(a)(vii) or (ii) such Permitted Joint Venture or Shell Subsidiary agreements provide for a mechanism for satisfaction of such capital call without further recourse to any Loan Party, Shell Subsidiary, or Permitted JV Investment Subsidiary (other than recourse in the form of dilution or contribution of Equity Interests of such Permitted Joint Venture or Shell Subsidiary held by such Loan Party, Shell Subsidiary, or Permitted JV Investment Subsidiary which are reasonably acceptable to the Administrative Agent) and (y) the Organizational Documents of any Permitted Joint Venture or Shell Subsidiary or by operation of state law, in each case, as may be approved by the Administrative Agent in its sole discretion.”

SECTION 3.13.
Permitted Investments. Section 7.2.5(a) of the Credit Agreement is hereby amended by (i) deleting the phrase “(or agree to do any of the foregoing)” therefrom, (ii) deleting “and” at the end of Section 7.2.5(a)(vii); (iii) inserting “and” at the end of Section 7.2.5(a)(viii); and (iv) inserting the following as a new Section 7.2.5(ix):

“(ix)    other Investments by any Loan Party, provided that the aggregate amount of all Investments made by all Loan Parties pursuant to this Section 7.2.5(a)(ix) shall not exceed $50,000 in the aggregate at any one time.”

SECTION 3.14.	Mergers, Asset Acquisitions, etc. Section 7.2.8 of the Credit Agreement is hereby amended as follows:

SECTION 3.14.1 Section 7.2.8 of the Credit Agreement is hereby amended by deleting the phrase “(or will agree to)” therefrom.

SECTION 3.14.2 Clause (h) of Section 7.2.8 of the Credit Agreement is hereby amended by inserting the following at the end of the last sentence of such Section:
“, and with the prior approval of the Administrative Agent in its sole discretion, any Shell Subsidiary may merge into any other Shell Subsidiary, Permitted JV Investment Subsidiary, or Permitted Joint Venture.”

SECTION 3.15.	Asset Dispositions, etc. Section 7.2.9 of the Credit Agreement is hereby amended as follows:

SECTION 3.15.1 Section 7.2.9(b)(vi) of the Credit Agreement is hereby amended and restated as follows:
“(vi) in the case of a Large Real Property Disposition, after giving Pro Forma Effect to such sale, the Loan to Value Ratio shall not exceed 45%;”
SECTION 3.15.2 Section 7.2.9(o) of the Credit Agreement is hereby amended and restated as follows:
“(o) the conversion of a Permitted JV Investment Subsidiary to a Permitted Joint Venture (First-Tier), and the conversion of a Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary to a Permitted Joint Venture (Lower-Tier).”

SECTION 3.16.
Transactions with Related Parties. Section 7.2.11 of the Credit Agreement is hereby amended by (i) inserting “Except as described on Item 6.22 (“Affiliate Transactions”) of the Disclosure Schedule,” at the beginning of Section 7.2.11, and (ii) deleting “which is not one of its Related Parties” at the end of Section 7.2.11(b)(i).

SECTION 3.17.	Negative Pledges, Restrictive Agreements, etc. Section 7.2.12(b) of the Credit Agreement is hereby amended and restated as follows:

“(b) the creation or assumption of any Lien upon its properties, revenues or assets, whether such Loan Party or such Subsidiary now has or hereafter acquires ownership or other rights therein, other than, (i) Equity Interests of CatchMark Timber in any Unrestricted Timber Subsidiary, (ii) the properties or assets of any Permitted JV Investment Subsidiary or any Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary, and (iii) agreements to the extent and for so long as such agreement is excluded from the Collateral as defined in the Security Agreement;”
SECTION 3.18.     Section 7.2.13(a) of the Credit Agreement is hereby amended and restated as follows:

“(a)    pay management, advisory, consulting, director or other similar fees, other than:
(i)    fees payable to the Administrative Agent, the Lenders or any of their Affiliates;

(ii)    fees payable to consultants engaged on arm’s-length basis as approved by the board of directors (or equivalent body) of the applicable Loan Party or Subsidiary;
(iii)    director fees and reimbursement of out-of-pocket expenses incurred in connection with attending the board of director, partnership, or member meetings, in an aggregate amount not to exceed $1,000,000 in any Fiscal Year; or
(iv)    fees payable to managers of the Timberlands engaged on arm’s-length basis as approved by the board of directors (or equivalent body) of the applicable Loan Party or Subsidiary; provided that if such manager of the Timberlands is an Affiliate of the Loan Parties or its Subsidiaries, the payment of such fees is otherwise permitted by Section 7.2.11(b).”

SECTION 3.19.	Notice and Permitted Joint Venture Investment Certificate. Section 7.3.1 of the Credit Agreement is hereby amended and restated as follows:

“SECTION 7.3.1 Notice and Permitted Joint Venture Investment Certificate. At least 10 Business Days (or such shorter period of time as may be approved by the Administrative Agent in its sole discretion) prior to any Loan Party’s Investment, directly or indirectly, in any Permitted Joint Venture, the Borrower shall notify the Administrative Agent of any Loan Party’s intent to invest in a Permitted Joint Venture, and provide draft copies of the Organizational Documents of any applicable Permitted JV Investment Subsidiary or Shell Subsidiary, such Permitted Joint Venture and any Permitted Joint Venture that will be a Subsidiary of or holder of the Equity Interests of such Permitted Joint Venture. Prior to or concurrent with the Investment in any Permitted Joint Venture, directly or indirectly, such Loan Party shall submit a fully executed Permitted Joint Venture Investment Certificate and, to the extent applicable, all other Permitted Joint Venture Investment Documentation.”

SECTION 3.20.	Appraisals. Section 7.3.4 of the Credit Agreement is hereby amended by inserting the following proviso at the end of the last sentence of Section 7.3.4:
“; provided that, the Administrative Agent may waive the requirements of clause (A) or clause (B) in its sole discretion if the Borrower has delivered to the Administrative Agent an appraisal or appraisal update for such JV Timberlands that is less than 12 months old as of the end of such calendar year.”

SECTION 3.21.	Updated Value of the JV Timberlands and Termination of JV Timber Leases. Sections 7.3.6 and 7.3.7 of the Credit Agreement are hereby amended and restated as follows:

“SECTION 7.3.6     Updated Value of the JV Timberlands. To the extent any Permitted Joint Venture’s Aggregate Modified Permitted JV Value of the Timberlands is included in the Loan to Value Ratio, upon the sale of any JV Real Property by any Permitted Joint Venture (First-Tier) or its Subsidiaries for an amount greater than 1.5% of the aggregate Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis in connection with a single sale or in the aggregate (including all sales by such Permitted Joint Venture and its Subsidiaries) since the most recent applicable appraisal or appraisal update delivered pursuant to Section 7.3.3 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to this Section 7.3.6 or Section 7.3.7, the Borrower shall deliver to the Lenders a report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture. The Permitted JV Value of the Timberlands set forth in such report shall be calculated by reducing the Permitted JV Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.3.3 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to this Section 7.3.6 or Section 7.3.7 by the gross proceeds received by such Permitted Joint Venture with respect to such sale. Upon the acquisition of any JV Real Property by any Permitted Joint Venture (First-Tier) or its Subsidiaries for an amount greater than 1.5% of the aggregate Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis in connection with a single purchase or in the aggregate (including all acquisitions by such Permitted Joint Venture) since the most recent applicable appraisal or appraisal update delivered pursuant to Section 7.3.3 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to this Section 7.3.6 or Section 7.3.7 the Borrower may deliver to the Lenders a report updating the Permitted JV Value of the Timberlands. The Permitted JV Value of the Timberlands set forth in such report shall be calculated by increasing the Permitted JV Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.3.3 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to this Section 7.3.6 or Section 7.3.7 by the JV Cost Basis of the JV Real Property acquired.

SECTION 7.3.7    Termination of JV Timber Leases. To the extent any Permitted Joint Venture’s Aggregate Modified Permitted JV Value of the Timberlands is included in the Loan to Value Ratio, upon the termination of any JV Timber Lease of any Permitted Joint Venture (First-Tier) or its Subsidiaries to the extent the JV Timber Lease Termination Proceeds exceed 1.5% of the aggregate value of the JV Timberlands in connection with the termination of a single JV Timber Lease or in the aggregate (including all terminations by any Permitted Joint Venture) since the most recent appraisal or appraisal update delivered pursuant to Section 7.3.3, or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to Section 7.3.6 or this Section 7.3.7, the Borrower shall deliver to the Lenders a report updating the Permitted JV Value of the Timberlands by reducing the Permitted JV Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.3.3 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to Section 7.3.6 or this Section 7.3.7 by the JV Timber Lease Termination Proceeds received.”

SECTION 3.22.	Impairment of Material Agreements. Section 8.1.10 of the Credit Agreement is hereby amended and restated as follows:

“SECTION 8.1.10    Impairment of Material Agreements. (a) Any Material Agreement (other than (i) any Material Transaction Agreement that has been executed but for which the conveyance, lease, or sublease, as applicable, of the Real Property subject thereof has not been consummated and (ii) any Material Agreement related to a proposed but unconsummated Permitted Joint Venture shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Loan Party or any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary) which Loan Party or Subsidiary is a party thereto the effect of which is or could reasonably be expected to be adverse to the interests of the Administrative Agent or the Lenders in any material respect; or (b) there shall be any event of default under any Material Agreement which is or could reasonably be expected to be adverse to the interests of the Administrative Agent or the Lenders in any material respect.”

SECTION 3.23	Exhibit K . Exhibit K to the Credit Agreement is hereby amended and restated as set forth on Exhibit K attached hereto.

ARTICLE IV

REAFFIRMATION
Each of the Borrower and the other Loan Parties confirms that all of its obligations under the Credit Agreement, the Notes and the other Loan Documents (each as modified by this Agreement) are and shall continue to be in full force and effect.
ARTICLE V

REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Loan Party hereby jointly and severally (a) represents and warrants that as of the date hereof (i) the recitals set forth above are true and correct in all material respects, (ii) each of the representations and warranties of any Loan Party or any Subsidiary of any Loan Party contained in the Credit Agreement (as modified by this Agreement) and in the other Loan Documents (as modified by this Agreement) is true and correct in all material respects as if made on such date (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date), and (iii) no Default or Event of Default has occurred and is continuing, and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in this Agreement shall constitute an immediate Event of Default.
ARTICLE VI

MISCELLANEOUS

SECTION 6.1.     Effectiveness of Agreement. This Agreement shall be effective on such date (herein called the “Effective Date”) when the Administrative Agent shall have received counterparts to this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Lenders.

SECTION 6.2.     Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement. This Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement. Except as otherwise specified herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement, the Security Documents and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.

SECTION 6.3.     Limitation of Modification. The modification set forth in Article II shall be limited precisely as provided for herein and, except as expressly set forth herein, shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any other Loan Party which would require the consent of the Administrative Agent or any of the Lenders under the Credit Agreement or any other Loan Document.

SECTION 6.4.     Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6.5.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 6.6.     Further Assurances. In furtherance of the foregoing, each Loan Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement.

SECTION 6.7.     GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH.

[Remainder of page intentionally left blank.]

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

BORROWER:

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _________________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS HARVESTING OPERATIONS, LLC

By: Forest Resource Consultants, Inc.,
as Manager

By:
        Name: David T. Foil
        Title: President

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TIMBER TRUST, INC.

By:    ___________________________________
        Name: Brian M. Davis
        Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

TIMBERLANDS II, LLC

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: __________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TIMBER TRS, INC.

By:    ___________________________________
        Name: Brian M. Davis
        Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK HBU, LLC

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: __________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TEXAS TIMBERLANDS GP, LLC

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: __________________________
            Name: Brian M. Davis
            Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TEXAS TIMBERLANDS, L.P.

By: CATCHMARK TEXAS TIMBERLANDS GP, LLC,
as General Partner

By: TIMBERLANDS II, LLC, as Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: __________________________
                Name: Brian M. Davis
                Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS INVESTMENTS, LLC

By:	CATCHMARK TIMBER TRS, INC., as sole Member

By:    ___________________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS MANAGEMENT, LLC

By:	CATCHMARK TIMBER TRS, INC., as sole Member

By:    ___________________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK TRS HARVESTING OPERATIONS II, LLC

By: AMERICAN FOREST MANAGEMENT, INC.,
as Manager

By:
Name: Andrew Ferguson
Title: President/CEO

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK SOUTHERN HOLDINGS II GP, LLC

By: TIMBERLANDS II, LLC, as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: _______________________________
     Name: Brian M. Davis
     Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK SOUTHERN TIMBERLANDS II, L.P.

By: CATCHMARK SOUTHERN HOLDINGS II GP,
LLC, as General Partner

By: TIMBERLANDS II, LLC
as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: _____________________________
          Name: Brian M. Davis
         Title: Senior Vice President and
                 Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC

By: TIMBERLANDS II, LLC,
as sole Member

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: __________________________
             Name: Brian M. Davis
             Title: Senior Vice President and
Chief Financial Officer

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

CATCHMARK LP HOLDER, LLC

By:	CATCHMARK TIMBER TRUST, INC., as sole Member

By:    ___________________________________
    Name: Brian M. Davis
    Title: Senior Vice President and
Chief Financial Officer

[Signatures continued from previous page]

ADMINISTRATIVE AGENT:
COBANK, ACB,
as Administrative Agent

By:
Name: Zachary Carpenter
Title: Vice President

[Signatures continued from previous page]

Lenders:

COBANK, FCB, as a Lender

By: _______________________________
Name: Zachary Carpenter
Title: Vice President

[Signatures continued from previous page]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (f/k/a COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH), as a Lender

By: _______________________________
Name:
Title:

By: _______________________________
Name:
Title:

[Signatures continued from previous page]

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By: _______________________________
Name:
Title:

[Signatures continued from previous page]

VOTING PARTICIPANTS (pursuant to
Section 11.11(d)):

FARM CREDIT BANK OF TEXAS, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT WEST, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FCS COMMERCIAL FINANCE GROUP, for AgCountry Farm Credit Services, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

AGFIRST FARM CREDIT BANK, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

AMERICAN AGCREDIT, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT EAST, ACA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

COMPEER FINANCIAL, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT MID-AMERICA, FLCA, f/k/a Farm Credit Services of Mid-America, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FRESNO-MADERA FEDERAL LAND BANK ASSOCIATION, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT OF FLORIDA, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

AGCREDIT PCA, ACA and FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

FARM CREDIT OF CENTRAL FLORIDA ACA, PCA and FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

AGCHOICE FARM CREDIT, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

[Signatures continued from previous page]

MIDATLANTIC FARM CREDIT, ACA as agent/ nomine for MidAtlantic Farm Credit, FLCA, as a Voting Participant

By: __________________________________
Name:
Title:

EXHIBIT K

FORM OF CERTIFICATE REGARDING SALE OF REAL PROPERTY

This Certificate Regarding Sale of Real Property (this “Certificate”) is delivered pursuant to Section 7.2.9(b) of the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions as are, or may from time to time become, parties hereto (collectively, the “Lenders”), and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings ascribed thereto in the Credit Agreement.

The [undersigned][below named]1, a duly elected Authorized Officer of the Borrower, hereby certifies and warrants, solely in his capacity as an officer of the Borrower and not in his individual capacity, that as of the date hereof:
[LANDHOLDER] has agreed to sell [INSERT BRIEF DESCRIPTION OF SALE]2., which sale is anticipated to close on or about [______] (the “Sale”) pursuant to the [Purchase and Sale Agreement] attached hereto as Exhibit A.
The Sale is a [Normal Operating Real Property Disposition][Large Real Property Disposition].
As determined by the Borrower, the Sale is upon fair and reasonable arm’s length terms and conditions.
The Sale is being conducted pursuant to and in accordance with the applicable restrictions contained in any Material Agreement including, if applicable to such Real Property, the Master Stumpage Agreement, in each case, without giving effect to any waivers with respect to such restrictions that have not been approved by the Required Lenders.
[In the case of a Large Real Property Disposition, after giving Pro Forma Effect to the Sale, [as evidenced by the calculations set forth on Exhibit B,]3 the Loan to Value Ratio does not exceed 45%.]
_______________________
1. This Certificate may be authorized and delivered electronically in which case the signature block should be disregarded.
2. Description should include county and state of Real Property, purchase price, number of acres, whether the property to be sold is owned or leased and name of the applicable Landholder.
3. If requested by the Administrative Agent in its reasonable discretion.

No Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving Pro Forma Effect to the Sale.4
At least 75% of the consideration received from the Sale is in the form of cash proceeds.
After giving Pro Forma Effect to the Sale, since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberland pursuant to Section 7.1.11(w) or Section 7.1.11(x), the consideration received from all sales of Real Property totals $[__________], which is [less than or equal to][greater than] 1.5% of the Value of the Timberlands.
[Exhibit C sets forth an updated Value of the Timberlands after giving effect to the Sale.]5
[Other information may be reasonably requested by the Administrative Agent.]
[In the case of a Normal Operating Real Property Disposition:]
[The Sale is consistent with the most current budget and projections delivered pursuant to Section 7.1.1(n) of the Credit Agreement.]6

(A)
The aggregate amount of all Net Real Property Disposition Proceeds received in the Fiscal Year during which such Net Real Property Disposition Proceeds were received from Normal Operating Property Dispositions (including those from the Sale) is $[___].

(B)	2% of the aggregate Value of the Timberlands (calculated as of the date the Net Real Property Disposition Proceeds with respect to the Sale are received) is ($[_____]).
[The Borrower is required to prepay the Loans and other Obligations in the amount of $[_______] as the difference between (A) and (B).][The Borrower is not

_______________________
4. The Administrative Agent may request, in its reasonable discretion, that the calculations set forth on Exhibit B additionally show compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement after giving Pro Forma Effect to the Sale.
5. Required to the extent the consideration from sales of Real Property since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberland pursuant to Section 7.1.11(w) or Section 7.1.11(x) exceeds 1.5% of the Value of the Timberlands after giving Pro Forma Effect to this Sale.
6. If not, such Disposition must be consented to by the Administrative Agent in its sole discretion.

required to repay the Loans and other Obligations with the Net Real Property Disposition Proceeds from the Sale.]7
[In the case of a Large Real Property Disposition:]
[To the extent the Loan to Value Ratio, calculated after giving Pro Forma Effect to the receipt of the Net Real Property Proceeds and the Sale, does exceed 42.5%, the Borrower is required to prepay the Loans and other Obligations in the amount of $[______] as the Net Real Property Disposition Proceeds from the Sale.]
[As evidenced by the calculations set forth on Exhibit B, to the extent the Loan to Value Ratio, calculated after giving Pro Forma Effect to the receipt of the Net Real Property Proceeds and the Sale, does not exceed 42.5%,
Within 270 days of the receipt of Net Real Property Disposition Proceeds from the Sale (or such later date as may be agreed to by the Administrative Agent in its sole discretion), [such][a portion of the] Net Real Property Disposition Proceeds will [not] be used for acquisitions of additional Real Property by a Subsidiary Guarantor, which Real Property will be subject to the Lien of the Administrative Agent and which acquisition is otherwise permitted pursuant to the terms and provisions of the Credit Agreement. Consequently, the Borrower is required to prepay the Loans and other Obligations in the amount of $[_______] and is not required to repay the Loans and other Obligations in the amount of $[_______].]

The Borrower hereby requests that the Administrative Agent release its Lien on the Real Property subject to such Sale pursuant to Section 10.11(a)(i)(B) of the Credit Agreement.

________________

7. Note: None of the Net Real Property Disposition Proceeds shall be used to fund dividends, distributions or other payments permitted pursuant to Section 7.2.6(x), (y) or (z) of the Credit Agreement.

[In Witness Whereof, the undersigned has executed this Certificate Regarding Sale of Real Property in their aforesaid capacity as of the date first stated above.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By:	CatchMark Timber Trust, Inc., as
General Partner

By: ____________________________
Name:
Title:]

EXHIBIT A
[Purchase and Sale Agreement]
[Attached]

EXHIBIT B
Loan to Value Ratio Calculations
[Attached]

EXHIBIT C
[Updated Value of the Timberlands]
[Attached]